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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 19, 2002
                                 Date of Report
                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

      0-15810                                         22-2367234
(Commission File No.)                    (IRS Employer Identification Number)

                               9990 Mesa Rim Road
                           San Diego, California 92121
                     (Address of Principal Executive Office)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     On September 18, 2002, Sorrento Networks Corporation received notification from the Nasdaq Stock Market that it is not in compliance with the National Market's listing maintenance standards regarding minimum net tangible assets or minimum shareholder's equity set forth in Marketplace Rule 4450(a)(3). The Company had previously disclosed its lack of compliance with this listing standard in its Report on Form 10Q for the quarter ended July 31, 2002. The Company was requested to submit a plan to achieve and sustain compliance with all Nasdaq National Market listing requirements on or before October 3, 2002, to facilitate the Nasdaq Staff's review of the Company's eligibility for continued listing on the Nasdaq National Market.

     The Company intends to comply with the Nasdaq Staff's request and submit the requested plan in a timely manner.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SORRENTO NETWORKS CORPORATION


DATE:     September 19, 2002                 By: /s/ Joe R. Armstrong
                                                 -----------------------
                                                     Joe R. Armstrong
                                                     Chief Financial Officer

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